UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 9, 2025

CONSTELLATION BRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-08495	16-0716709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 East Broad Street, Rochester, NY 14614
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code  (585) 678-7100

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock	STZ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 2.02	Results of Operations and Financial Condition.
On April 9, 2025, Constellation Brands, Inc. (“Constellation” or the “Company”), a Delaware corporation, issued a news release (the “release”) announcing its financial condition and results of operations as of and for the fiscal year and fourth fiscal quarter ended February 28, 2025. A copy of the release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The projections constituting the guidance included in the release involve risks and uncertainties, the outcome of which cannot be foreseen at this time; therefore, actual results may vary materially from these forecasts. In this regard, see the information included in the release under the caption “Forward-Looking Statements.”

The information in the release is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and is not otherwise subject to the liabilities of that section. Such information may be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

The release contains non-GAAP financial measures; in the release these are referred to as “comparable,” “adjusted,” “organic,” or “comparable Canopy EIE” measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a registrant’s historical or future financial performance, financial position, or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet, or statement of cash flows (or equivalent statements) of the registrant; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, the Company has provided reconciliations within the release of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

Comparable measures, including those presenting the impact of the Company’s former equity method investment in Canopy Growth Corporation, adjusted measures, and organic measures are provided because management uses this information in monitoring and evaluating the results and underlying business trends of the core operations of the Company and/or in internal goal setting. In addition, the Company believes this information provides investors, financial analysts covering the Company, rating agencies, and other external users valuable insight on underlying business trends and results in order to evaluate year-over-year financial performance.

Item 7.01	Regulation FD Disclosure.
On April 9, 2025, Constellation issued the release and presentation materials (the “materials”), which may be used by the Company at various meetings with institutional investors or analysts. The materials address, among other things, the Company’s financial results, operating performance, strategic business initiatives, and outlook for the future. A copy of each of the release and the materials is furnished herewith as Exhibit 99.1 and Exhibit 99.2, respectively, and each is incorporated herein by reference.

On April 9, 2025, Constellation also issued a news release announcing that it has signed an agreement with The Wine Group to fully divest and, in certain instances, exclusively license the trademarks of a portion of the Company’s wine and spirits business, primarily centered around its remaining mainstream wine brands and associated inventory, wineries, vineyards, offices, and facilities (the “2025 Wine Divestitures Transaction Release”). A copy of the 2025 Wine Divestitures Transaction Release is furnished herewith as Exhibit 99.3 and is incorporated herein by reference.

References to Constellation’s website and/or other social media sites or platforms in the release, the materials, and the 2025 Wine Divestitures Transaction Release do not incorporate by reference the information on such websites, social media sites, or platforms into this Current Report on Form 8-K, and Constellation disclaims any such incorporation by reference. The information in the release and the materials attached as Exhibit 99.1 and Exhibit 99.2, respectively, and the 2025 Wine Divestitures Transaction Release attached as Exhibit 99.3 are incorporated by reference into this Item 7.01 in satisfaction of the public disclosure requirements of Regulation FD. This information is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and is not otherwise subject to the liabilities of that section. Such information may be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

Item 8.01	Other Events.
On April 9, 2025, the Company’s Board of Directors declared a quarterly cash dividend in the amount of $1.02 per issued and outstanding share of the Company’s Class A Common Stock and $0.92 per issued and outstanding share of the Company’s Class 1 Convertible Common Stock, in each case payable on May 15, 2025, to stockholders of record of each respective class as of the close of business on April 29, 2025.

On April 9, 2025, the Company’s Board of Directors authorized the repurchase of up to $4 billion of the Company’s publicly traded common stock, expiring on February 29, 2028. Share repurchases under the new authorization, which replaced the previous share repurchase authorization of up to $2 billion (of which approximately $1.5 billion remained unused), may be accomplished at management’s discretion from time to time based on market conditions, the Company’s cash and debt position, and other factors as determined by management. Shares may be repurchased through open market or privately negotiated transactions.

On April 9, 2025, Constellation announced that it has signed an agreement with The Wine Group to fully divest and, in certain instances, exclusively license the trademarks of a portion of the Company’s wine and spirits business, primarily centered around its remaining mainstream wine brands, including Woodbridge, Meiomi, Robert Mondavi Private Selection, Cook’s, SIMI, and J. Rogét sparkling wine and associated inventory, wineries, vineyards, offices, and facilities. This transaction is subject to the satisfaction of certain closing conditions, including receipt of regulatory approval, and is expected to close immediately following the end of Constellation’s first fiscal quarter ending May 31, 2025.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	News Release of Constellation Brands, Inc. dated April 9, 2025.

99.2	Constellation Brands, Inc. Presentation Materials dated April 9, 2025.

99.3	News Release of Constellation Brands, Inc. dated April 9, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 9, 2025	CONSTELLATION BRANDS, INC.

		By:	/s/ Garth Hankinson
Garth Hankinson
Executive Vice President and Chief Financial Officer